CONTINGENCIES	12 Months Ended
Sep. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
CONTINGENCIES

NOTE 13 — CONTINGENCIES

From time to time, the Company is a party to various legal actions arising in the ordinary course of business. The Company accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

For the fiscal years ended September 30, 2024, 2023, and 2022, the Company did not have any material legal claims or litigation that, individually or in aggregate, could have a material adverse impact on the Company’s consolidated financial position, results of operations, and cash flows.